EXHIBIT 99.2

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT, is dated as of July 5, 2005 (this “Agreement”), between Avnet, Inc., a New York corporation (the “Company”), and the shareholders of Memec Group Holdings Limited, a company incorporated in England and Wales (“Memec”), listed on the signature pages hereto (the “Shareholders”).

R E C I T A L S

     A. The Company, Memec and certain shareholders of Memec have entered into that certain Securities Acquisition Agreement, dated as of April 26, 2005 (the “Acquisition Agreement”), pursuant to which the Company will issue 24,011,171 shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”).

     B. In connection with the execution of the Acquisition Agreement, the Company has agreed to grant the Shareholders certain registration rights as set forth below.

A G R E E M E N T

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained in this Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Certain Defined Terms.

          (a) For the purposes of this Agreement:

          “Affiliate”, with respect to any specified Person, has the meaning given to that term in Rule 405 promulgated under the Securities Act; provided that officers, directors or employees of the Company will not be deemed to be Affiliates of a Shareholder for purposes hereof solely by reason of being officers, directors or employees of the Company.

          “beneficial owner”, “beneficially own”, “beneficial ownership” and words of similar import have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act.

          “Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in The City of New York.

          “Closing Date” has the meaning set forth in the Acquisition Agreement.

          “Controlling Person” means with respect to any Person, each other Person, if any, who controls such Person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act.

          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

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          “Governmental Authority” means any authorities, agencies, departments, commissions, boards, bureaus, instrumentalities, courts or tribunals of any federal, state, local or foreign governments or governmental agencies, departments or bodies.

          “Holder” means any holder of Registrable Securities, and any direct or indirect transferee of the holders who agrees to become bound by the provisions of this Agreement in accordance with the terms hereof.

          “NASD” means the National Association of Securities Dealers, Inc., or any successor entity thereof.

          “P Holders” means Permira Europe II Nominees Limited and its assignees.

          “Person” means any individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization or other entity.

          “Registrable Securities” mean (a) the shares of Common Stock issued to the shareholders of Memec pursuant to the Acquisition Agreement and (b) any securities issuable or issued or distributed (or issuable upon the conversion, exchange or exercise of any option, warrant, right or other security that is issued) in respect of any of the Common Stock identified in clause (a) by way of dividend or stock split or in connection with a combination of shares, recapitalization, reorganization, merger, consolidation or otherwise. For purposes of this Agreement, any particular Registrable Securities shall cease to be such when (i) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) they shall cease to be outstanding, (iii) they have been resold to the public pursuant to Rule 144 under the Securities Act or (iv) they may be resold to the public pursuant to Rule 144(k) (or any successor provision) without any volume, manner of sale or other restriction.

          “Registration Expenses” means all expenses incident to the Company’s performance of or compliance with its obligations hereunder including, without limitation, (i) all SEC and any stock exchange registration, listing, filing or NASD fees, all fees and expenses of complying with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications), (ii) all expenses of any Persons in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any Registration Statement, any underwriting agreements, securities sale agreements, certificates and any other documents relating to the performance under and compliance with this Agreement, (iii) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or “comfort” letters required by or incident to such performance and compliance and (iv) the reasonable out-of-pocket expenses of not more than one law firm incurred by all the Holders in connection with any registration of Registrable Securities, but excluding underwriting discounts and selling commissions, selling or placement agent or broker fees and commissions and transfer taxes, if any, applicable to the sale of Registrable Securities and fees and disbursements of any counsel employed by any Holder participating in such registration other than in-house counsel of the Company and outside counsel as set forth in clause (iv).

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          “Registration Statement” means a Demand Underwritten Registration Statement, Initial Shelf Registration Statement, Demand Shelf Registration Statement and/or Piggy-Back Registration Statement, as the case may be.

          “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          “SEC” means the Securities and Exchange Commission.

          (b) The following terms have the meanings set forth it the Sections set forth below:

Definition	Location
Acquisition Agreement	Recitals
Agreement	Preamble
Blackout Period	Section 5
Common Stock	Recitals
Company	Preamble
Demand Maximum Number	Section 3(b)
Demand Registration	Section 3(a)
Demand Registration Statement	Section 3(a)
Demand Shelf Registration Statement	Section 3(a)
Demand Underwritten Registration Statement	Section 3(a)
Indemnified Party	Section 10(c)
Indemnifying Party	Section 10(c)
Initial Shelf Registration Statement	Section 2
Memec	Preamble
Participating Demand Holders	Section 3(a)
Participating Piggy-Back Holders	Section 4(b)
Piggy-Back Maximum Number	Section 4(c)
Piggy-Back Registration	Section 4(a)
Piggy-Back Registration Statement	Section 4(a)
Shareholders	Preamble

     2. Initial Shelf Registration Statement. Promptly after the Closing Date and in compliance with applicable securities laws, the Company will, with respect to the Registrable Securities issued pursuant to the Acquisition Agreement, prepare and file a registration statement on Form S-3 (the “Initial Shelf”) with the SEC pursuant to Rule 415 of the Securities Act in the manner necessary to permit their sale on a continuous basis. The Company shall use its reasonable best efforts to cause the Initial Shelf to become effective no later than the 181st day after the Closing Date. Upon effectiveness, the Company shall use its reasonable best efforts to keep the registration statement for the Initial Shelf (the “Initial Shelf Registration Statement”) continuously in effect until the 12-month anniversary of the Closing Date. Each of the Holders shall be permitted to sell Registrable Securities under the Initial Shelf in an amount not exceeding the volume of Registrable Securities that such Holder would have been permitted to sell under Rule 145 of the Securities Act in the event that the issuance of Registrable Securities

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under the Acquisition Agreement had been registered by the Company on a registration statement on Form S-4 (the “144 Limit”).

     3. Demand Registration.

          (a) At any time after the date that is 180 days following the Closing Date, after receipt of a written request from a P Holder (a “Demand Registration”) requesting that the Company effect (i) a registration under the Securities Act covering all or part of the Registrable Securities in an underwritten offering or (ii) a registration (a “Demand Shelf”) pursuant to Rule 415 of the Securities Act covering all or part of the Registrable Securities in the manner necessary to permit their sale in block trades, the Company shall promptly notify all Holders in writing of the receipt of such request and each such Holder may, by written notice sent to the Company within ten (10) Business Days after the date of such Holder’s receipt of the aforementioned notice from the Company, elect to have all or part of such Holder’s Registrable Securities included in such registration pursuant to this Section 3. Each such Holder shall specify in such notice the number of Registrable Securities that such Holder elects to include in such registration. Thereupon the Company shall, as expeditiously as possible, but in any event no later than forty-five (45) days (excluding any days that occur during a permitted Blackout Period under Section 5 hereof) after receipt of a written request for a Demand Registration, file with the SEC, and thereafter use its reasonable best efforts to cause to be declared effective, a registration statement (a “Demand Registration Statement”) for an underwritten offering (a “Demand Underwritten Registration Statement”) or a registration statement for a Demand Shelf (a “Demand Shelf Registration Statement”), as the case may be, relating to all shares of Registrable Securities which the Company has been so requested to register by such Holders (“Participating Demand Holders”) for sale, to the extent required to permit the disposition thereof in accordance with the aforesaid intended method, of the Registrable Securities so registered, provided, however, that the Company may postpone the filing of a Demand Shelf Registration Statement for up to ninety (90) days. Upon effectiveness, the Company shall use its reasonable best efforts to keep the Demand Shelf Registration Statement continuously in effect for the period provided in Section 6(a)(iii).

          (b) If any managing underwriter, selected in the manner set forth in Section 3(d) below, of a Demand Registration advises the Company in writing that, in its opinion, the number of securities to be included in such offering is greater than the total number of securities that can be sold in such offering without jeopardizing the price, timing or distribution thereof (the “Demand Maximum Number”), then the Company shall include in such Demand Registration the Registrable Securities that the Participating Demand Holders have requested to be registered thereunder, but only to the extent the number of such Registrable Securities does not exceed the Demand Maximum Number. If such amount exceeds the Demand Maximum Number, the number of Registrable Securities included in such Demand Registration shall be allocated first to the P Holders that are Participating Demand Holder on a pro rata basis (based on the number of Registrable Securities held by each P Holder) and then among all the other Participating Demand Holders on a pro rata basis (based on the number of Registrable Securities held by each Participating Demand Holder that is not a P Holder). If the amount of such Registrable Securities does not exceed the Demand Maximum Number, the Company may include in such registration any other securities of the Company for sale for the account of any Person that is not a Holder (including the Company and any directors, officers or employees of the Company), as

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the Company may in its discretion determine or be obligated to allow, in an amount which together with the Registrable Securities included in such Demand Registration shall not exceed the Demand Maximum Number.

          (c) Holders shall be entitled pursuant to Section 3(a) to an aggregate of three (3) Demand Registrations, one of which may be for a Demand Shelf, but only after a Demand Underwritten Registration Statement has been declared effective; provided, that a registration requested pursuant to this Section 3 shall not be deemed to have been effected for purposes of this Section 3(c) unless (i) it has been declared effective by the SEC, (ii) it has remained effective for the period set forth in Section 6(a) and (iii) the offering of Registrable Securities pursuant to such registration is not subject to any stop order, injunction or other order or requirement of the SEC (other than any such stop order, injunction, or other requirement of the SEC prompted by act or omission of any Holder); provided, further, that the P Holders may, at any time prior to the effective date of such Demand Registration Statement, revoke such request by providing a written notice of such revocation to the Company (and, in the event of such withdrawal, such request shall not be counted for purposes of determining the number of requests for registration to which the Holders of Registrable Securities are entitled pursuant to this Agreement, so long as the P Holders who revoke such request reimburse the Company for all its out-of-pocket expenses incurred in the preparation, filing and processing of the Registration Statement).

          (d) One or more managing underwriters for each offering pursuant to a Demand Underwritten Registration Statement shall be selected by the P Holders and shall be approved by the Company, which approval shall not be unreasonably withheld or delayed.

          (e) Notwithstanding anything to the contrary contained herein, the Company shall not be required to prepare and file (i) more than two (2) Demand Underwritten Registration Statements in any twelve-month period or (ii) any Demand Underwritten Registration Statement within 90 days following the date of effectiveness of any other Demand Underwritten Registration Statement.

          (f) The Company may at its election, in lieu of effecting the Demand Shelf, repurchase the Registrable Securities requested by the P Holders to be registered in the Demand Shelf as provided in this Section 3(f) (a “Shelf Repurchase”). The Company will notify the P Holders of the Company’s election to engage in a Shelf Repurchase not more than five (5) Business Days after the receipt of the Demand Shelf request. The purchase price in a Shelf Repurchase (the “Shelf Price”) shall be a purchase price per share of Common Stock equal to average closing price per share of Common Stock for the ten-day period ending on the Business Day immediately preceding the date of the written request of the P Holder for the Demand Shelf. The closing of any Shelf Repurchase shall take place at the principal office of the Company on the fifth Business Day after the Company notifies the P Holders of its election to make a Shelf Repurchase. The Shelf Price shall be payable to the P Holders in immediately available funds against delivery of certificates or other instruments representing the Registrable Securities so purchased, free and clear of all liens and encumbrances, together with stock powers appropriately endorsed or executed by the P Holders.

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          (g) If a Demand Shelf Registration Statement has become effective, the P Holders shall give notice (the “Block Trade Notice”) as follows at least two (2) Business Days before such P Holders effect a registered block trade under the Demand Shelf Registration Statement: (i) written notice pursuant to Section 13(d) of this Agreement and notice via e-mail to the Company at the e-mail addresses previously provided by the Company to the P Holders and (ii) written notice or notice via e-mail to each of the following officers of the Company at the following facsimile numbers and at the email addresses previously provided by the Company to the P Holders (or such updated numbers and addresses as the Company may notify the P Holders from time to time in writing): Chief Executive Officer (Facsimile: (480) 643-7777), Chief Financial Officer (Facsimile: (480) 643-7929) and General Counsel (Facsimile: (480) 643-7179). The Block Trade Notice shall specify the number of shares of Registrable Securities proposed to be sold by the P Holders in the registered block trade. The Company shall have the right to elect to repurchase the Registrable Securities identified as proposed to be sold in the Block Trade Notice as provided in this Section 3(g) (a “Block Repurchase”). The right to engage in a Block Repurchase may be irrevocably exercised by the Company no later than the Business Day immediately following the date of the Block Trade Notice by written notice pursuant to Section 13(d) of this Agreement and notice via email to the e-mail address previously provided by the P Holders to the Company or to such other persons as the P Holders may notify the Company in writing from time to time. The purchase price in a Block Repurchase (the “Block Price”) shall be a price per share of Common Stock equal to the closing price for Common Stock on the Business Day immediately preceding the date of the Block Trade Notice. The closing of any Block Repurchase shall take place at the principal office of the Company on the fifth Business Day after the date of the Block Trade Notice. The Block Price shall be payable to the P Holders in immediately available funds against delivery of certificates or other instruments representing the Registrable Securities so purchased, free and clear of all liens and encumbrances, together with stock powers appropriately endorsed or executed by the P Holders.

     4. Piggy-Back Registration.

          (a) If the Company proposes to file on its behalf and/or on behalf of any holder of the Common Stock (other than a Holder) a new registration statement under the Securities Act on any form (other than a registration statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) for the registration of Common Stock), it will give written notice to all Holders at least ten (10) Business Days before the initial filing thereof with the SEC of such registration statement (a “Piggy-Back Registration Statement”), which notice shall set forth the intended method of disposition of the securities proposed to be registered by the Company. The notice shall offer to include in such filing the aggregate number of Registrable Securities as such Holders may request (a “Piggy-Back Registration”).

          (b) Each Holder desiring to have Registrable Securities registered under this Section 4 (“Participating Piggy-Back Holders”) shall advise the Company in writing within ten (10) Business Days after the date of receipt of such offer from the Company, setting forth the amount of Registrable Securities for which registration is requested; provided, however, that if any Holder fails to so advise the Company, such Holder shall waive the right to participate in the Piggy-Back Registration Statement. The Company shall thereupon include in such filing the

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amount of Registrable Securities for which registration is so requested, subject to paragraph (c) below, and shall use its reasonable best efforts to effect registration of such Registrable Securities under the Securities Act.

          (c) If the Piggy-Back Registration relates to an underwritten public offering and any managing underwriter of such proposed public offering advises in writing that, in its opinion, the amount of Registrable Securities requested to be included in the Piggy-Back Registration in addition to the securities being registered by the Company would be greater than the total number of securities which can be sold in such offering without delaying or jeopardizing the price, timing or distribution thereof (the “Piggy-Back Maximum Number”), then:

               (i) in the event Company initiated the Piggy-Back Registration, the Company shall include in such Piggy-Back Registration first, the securities the Company proposes to register, second, the securities of the P Holders, in an amount which together with the securities the Company proposes to register, shall not exceed the Piggy-Back Maximum Number, such amount to be allocated among such P Holders on a pro rata basis (based on the number of securities of the Company held by each such P Holder), and third, the securities of all other selling security holders, including the Participating Piggy-Back Holders (other than the P Holders), in an amount which together with the securities the Company and the P Holders propose to register, shall not exceed the Piggy-Back Maximum Number, such amount to be allocated among such selling security holders on a pro rata basis (based on the number of securities of the Company held by each such selling security holder); and

               (ii) in the event any holder of securities of the Company other than Registrable Securities initiated the Piggy-Back Registration, the Company shall include in such Piggy-Back Registration first, the securities such initiating security holder proposes to register, second, the securities of the P Holders, in an amount which together with the securities the initiating security holder proposes to register, shall not exceed the Piggy-Back Maximum Number, such amount to be allocated among such P Holders on a pro rata basis (based on the number of securities of the Company held by each such P Holder), third, the securities of any other selling security holders (including Participating Piggy-Back Holders other than the P Holders), in an amount which together with the securities the initiating security holder and the P Holders propose to register, shall not exceed the Piggy-Back Maximum Number, such amount to be allocated among such other selling security holders on a pro rata basis (based on the number of securities of the Company held by each such selling security holder) and fourth, any securities the Company proposes to register, in an amount which together with the securities the initiating security holder, the P Holders and the other selling security holders propose to register, shall not exceed the Piggy-Back Maximum Number.

          (d) Nothing in this Section 4 shall create any liability on the part of the Company to the Holders if the Company in its sole discretion should decide not to file a registration statement proposed to be filed pursuant to this Section or to withdraw such registration statement subsequent to its filing and prior to the later of its effectiveness or the release of the Registrable Securities for public offering by any managing underwriter, in the case of an underwritten public offering, regardless of any action whatsoever that a Holder may have taken, whether as a result of the issuance by the Company of any notice hereunder or otherwise.

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     5. Blackout Periods.

          (a) The Company shall be entitled, from time to time, by providing written notice to the Holders participating in the Initial Shelf or the Demand Shelf, as the case may be, to require such Holders to suspend the use of such prospectus for sales of Registrable Securities under the Initial Shelf or the Demand Shelf, as the case may be, for a period of time (a “Blackout Period”) of no more than two (2) periods aggregating not more than 60 days if the Board of Directors of the Company determines in good faith that (i) required disclosure of information in any related Registration Statement, prospectus or prospectus supplement at such time would have a material adverse effect on the Company’s business, operations or prospects or (ii) a material business transaction that has not yet been publicly disclosed would be required to be disclosed in a Registration Statement, prospectus or prospectus supplement and such disclosure would jeopardize the success of, or be prohibited by the Company’s nondisclosure obligations with respect to, such transaction (the “Blackout Standard”).

          (b) The Company shall have the right to withdraw or delay the filing of, or suspend sales under, a Demand Underwritten Registration Statement or a Piggy-Back Registration Statement required pursuant to Sections 3 or 4 hereof for a Blackout Period of no more than two (2) periods aggregating not more than 90 days in any twelve-month period if the Board of Directors of the Company determines in good faith that the Blackout Standard is met; provided, however, that the Company shall not be entitled to initiate a Blackout Period unless it shall, to the extent permitted by agreements with other security holders of the Company, concurrently prohibit sales by such other security holders under registration statements covering securities held by such other security holders. The Company shall have no obligation to include in any such notice any reference to or description of the facts based upon which the Company is delivering such notice. If the Company shall so postpone the filing of, or suspend, a Registration Statement, the Holders of Registrable Securities to be registered shall have the right to withdraw the request for registration with respect to a Registration Statement that has not yet been filed by giving written notice from the Holders of a majority of the Registrable Securities that were to be registered to the Company at any time prior to termination of such Blackout Period (and, in the event of such withdrawal prior to filing of such Registration Statement pursuant to this Section 5(b), such request shall not be counted for purposes of determining the number of requests for registration to which the Holders of Registrable Securities are entitled pursuant to this Agreement if such Holders reimburse the Company for all its out-of-pocket expenses relating to the Registration Statement, without any reimbursement of expenses by the Holders being required pursuant to Section 3(d)).

          (c) If such Registration Statement is suspended or withdrawn, upon receipt of any notice of a Blackout Period, the Holders shall forthwith discontinue use of the prospectus contained in such Registration Statement and, if so directed by the Company, such Holders shall destroy or deliver to the Company all copies, other than permanent file copies, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. The Company shall immediately notify the Holders at such time as the public disclosure of the information resulting in the Blackout Period is made, or, if earlier, such time as the Company wishes to terminate the Blackout Period. After the termination or expiration of any Blackout Period and without any further request from a Holder, the Company shall as promptly as reasonably practical prepare a post-effective amendment or supplement to the relevant Registration

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Statement or the prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include any untrue statement of material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     6. Registration Procedures. If the Company is required by the provisions of Section 2, 3 or 4 to use its reasonable best efforts to effect the registration of any of its securities under the Securities Act, the Company will, as expeditiously as possible:

          (a) prepare and file with the SEC a Registration Statement with respect to such securities and use its reasonable best efforts to cause such Registration Statement promptly to become effective, and thereafter prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such registration effective and to comply with the provisions of the Securities Act with respect to the disposition of such Registrable Securities for a period of time required for the disposition of such Registrable Securities by the Holders thereof but not to exceed (i) six (6) months for the Initial Shelf Registration Statement, (ii) ninety (90) days for any Demand Underwritten Registration Statement (or such longer period as, in the opinion of counsel for the underwriters, is required by law for the delivery of a prospectus in connection with the sale of such Registrable Securities by the underwriters) or (iii) six (6) months for the Demand Shelf Registration Statement, subject in each case to extension in the event any Blackout Periods occur during such period for an additional period of time equal to the length of such Blackout Period; provided, however, that before filing such registration statement or prospectus or any amendments or supplements thereto (for purposes of this subsection, amendments shall not be deemed to include any filing that the Company is required to make pursuant to the Exchange Act), the Company shall furnish the legal counsel of the Holders and the underwriters, if any, copies of all documents proposed to be filed, which documents will be subject to the reasonable review of such representatives. The Company shall not be deemed to have used its reasonable best efforts to keep a Registration Statement effective during the applicable period if it voluntarily takes any action that would result in the Holders of such Registrable Securities not being able to sell such Registrable Securities during that period, unless such action is required under applicable law;

          (b) furnish to the Holder of any Registrable Securities covered by such Registration Statement, each counsel for such Holders and each managing underwriter, if any, without charge, such number of conformed copies of such Registration Statement, as declared effective by the SEC, and of each post-effective amendment thereto, in each case including financial statements and schedules incorporated or deemed to be incorporated therein by reference as such Holder, may reasonably request in order to facilitate the disposition of the Registrable Securities of such Holder covered by such Registration Statement; and deliver, without charge, such number of copies of the preliminary prospectus, any amended preliminary prospectus, each final prospectus and any post-effective amendment or supplement thereto, as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities of such Holder covered by such Registration Statement in conformity with the requirements of the Securities Act;

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          (c) use its reasonable best efforts to register or qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as each Holder of such securities shall reasonably request, to keep such registration or qualification in effect for so long as such Registration Statement remains in effect, and to take any other action which may be reasonably necessary to enable such Holder to consummate the disposition in such jurisdictions of the securities owned by such Holder; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, subject itself to taxation in or to file a general consent to service of process in any jurisdiction wherein it would not but for the requirements of this paragraph (c) be obligated to do so; and provided, further, that the Company shall not be required to qualify such Registrable Securities in any jurisdiction in which the securities regulatory authority requires that any Holder submit any shares of its Registrable Securities to the terms, provisions and restrictions of any escrow, lockup or similar agreement(s) for consent to sell Registrable Securities in such jurisdiction unless such Holder agrees to do so, and do such other reasonable acts and things as may be required of it to enable such Holder to consummate the disposition in such jurisdiction of the securities covered by such Registration Statement;

          (d) furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to Section 3 or Section 4, if the method of distribution is by means of an underwriting, on the date that the shares of Registrable Securities are delivered to the underwriters for sale pursuant to such registration, or if such Registrable Securities are not being sold through underwriters, on the date that the Registration Statement with respect to such Registrable Securities becomes effective, (1) a signed opinion, dated such date, of the independent legal counsel representing the Company for the purpose of such registration, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the Holders making such request and (2) “cold comfort” letters dated such date and the date the offering is priced from the independent certified public accountants of the Company, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the Holders making such request (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession), in each case covering such matters customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered in underwritten offerings as may be reasonably requested by the underwriters;

          (e) enter into customary agreements (including if the method of distribution is by means of an underwriting, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

          (f) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, no later than such period of time as may be permitted by the SEC for filing of the applicable report with the SEC, beginning with the first month of the first fiscal quarter after the effective date of any Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act), which statement shall cover said 12-month period;

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          (g) use its reasonable best efforts to cause all such Registrable Securities covered by such Registration Statement to be listed on each securities exchange or quotation system on which similar securities issued by the Company are listed or traded;

          (h) give written notice to the Holders:

               (i) when such Registration Statement or any amendment thereto has been filed with the SEC and when such Registration Statement or any post-effective amendment thereto has become effective;

               (ii) of any request by the SEC for amendments or supplements to such Registration Statement or the prospectus included therein or for additional information;

               (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose;

               (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

               (v) of the happening of any event that requires the Company to make changes in such Registration Statement or the prospectus in order to make the statements therein not misleading (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made);

          (i) use its reasonable best efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of such Registration Statement at the earliest possible time or the lifting of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction in the United States;

          (j) upon the occurrence of any event contemplated by Section 6(h)(v) above, promptly prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to the Holders, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with Section 6(h)(v) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Holders shall suspend use of such prospectus and use their reasonable best efforts to return to the Company all copies of such prospectus other than permanent file copies then in such Holder’s possession, and the period of effectiveness of such Registration Statement provided for above shall be extended by the number of days from and including the date of the giving of such notice to the date Holders shall have received such amended or supplemented prospectus pursuant to this Section 6(j);

          (k) make reasonably available for inspection by representatives of the P Holders, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by such representative or any such underwriter, at the offices where normally kept, during normal business hours, all relevant financial and other

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records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all relevant information reasonably requested by such representative or any such underwriter, attorney, accountant or agent in connection with the registration as shall be necessary, in the opinion of their respective counsel, to conduct a reasonable investigation within the meaning of Section 11(a) of the Securities Act; provided, however, that such representative, underwriter, attorney, accountant or agent shall use their reasonable best efforts to minimize the disruption to the Company’s business and coordinate any such investigation of the books, records and properties of the Company and any discussions with the Company’s officers and accountants so that all such investigations and discussions occur at the same time and; provided, further, that the foregoing shall not require the Company to provide access to (or copies of) any competitively sensitive information relating to the Company or its business and; provided still further, that any information the Company determines, in good faith, to be confidential and which it notifies any such inspector in writing is confidential shall not be disclosed to such inspector unless such inspector signs a confidentiality agreement reasonably satisfactory to the Company, which agreement shall permit the disclosure of such information if either (i) the disclosure of such information is necessary to avoid or correct a misstatement or omission in such Registration Statement, any prospectus or amendment or supplement thereto or is otherwise required by law or (ii) the release of such records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction; provided, however, that (A) any decision regarding the disclosure of information pursuant to subclause (i) shall be made only after consultation with counsel for the applicable inspectors and the Company and (B) with respect to any release of information pursuant to subclause (ii), each person provided access hereunder shall, promptly after learning that disclosure of such records is sought in a court having jurisdiction, give notice to the Company so that the Company, at the Company’s expense, may undertake appropriate action to prevent disclosure of such information;

          (l) use reasonable best efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the Holders or the underwriters;

          (m) if requested by the managing underwriter or agent or any Holder of Registrable Securities covered by the Registration Statement, promptly incorporate in a prospectus supplement or post effective amendment such information as the managing underwriter or agent or such Holder reasonably requests to be included therein, including, with respect to the number of Registrable Securities being sold by such Holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering (unless the Company, after consultation with counsel, reasonably concludes that such information would be materially misleading to prospective buyers in the public offering); and make all required filings of such prospectus supplement or post effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

          (n) cooperate with each Holder of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD; and

12

          (o) make either the Chief Executive Officer or Chief Financial Officer of the Company and other appropriate officers of the Company, as reasonably determined by the Company based on the advice of the underwriters, available to the Holders participating therein for meetings with prospective purchasers of the Registrable Securities and prepare and present to potential investors customary “road show” material, in each case in accordance with the recommendations of the underwriters and in all respects in a manner consistent with other new issuances of securities in an offering of a similar size to such offering of the Registrable Securities, except to the extent such activity would materially adversely interfere with the conduct of the Company’s business, and pay all reasonable out-of-pocket costs and expenses incurred by the Company or such officers in connection with such attendance or cooperation, but excluding the costs of any Holder in connection with such Holder’s attendance or cooperation.

     7. Underwriting. All Holders proposing to distribute Registrable Securities through an underwritten offering pursuant to Section 3 or 4 shall enter into an underwriting agreement with the underwriters or underwriters, which agreement shall contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including indemnification and contribution provisions substantially to the effect and to the extent provided in Section 10(a); provided that (i) all of the representations and warranties by, and other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders, (ii) any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall be conditions precedent to the obligations of such Holders and (iii) no Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, the Registrable Securities of such Holder and such Holder’s intended method of distribution and any other representations required by law or reasonably required by the underwriter. Such underwriting agreement shall also contain such representations and warranties by such Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions on the part of selling shareholders, including indemnification and contribution provisions substantially to the effect and to the extent provided in Section 10(b). If any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw all of its Registrable Securities by written notice to the Company and the managing underwriter(s). The securities so withdrawn shall also be withdrawn from such registration.

     8. Expenses. The Company shall pay all Registration Expenses with respect to a particular offering (or proposed offering), except as expressly otherwise provided herein. All other expenses not paid by the Company which are otherwise not attributable to a particular Holder, including all underwriting discounts and selling commissions, selling or placement agent or broker fees and commissions and transfer taxes, if any, applicable to the sale of Registrable Securities, will be the responsibility of and paid for by all of the Holders participating in such registration in proportion to the number of shares included by each under the applicable Registration Statement.

     9. Rule 144 Information. With a view to making available to the Holders the benefits of Rule 144 under the Securities Act and any other rule or regulation of the SEC that may at any time permit Holders to sell Registrable Securities to the public without registration, the Company

13

covenants that during the term of this Agreement and so long as the Holders own any Registrable Securities:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times;

          (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c) furnish to any Holder, so long as it owns any Registrable Securities, upon request (i) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (ii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration.

     10. Indemnification and Contribution.

          (a) The Company shall indemnify and hold harmless each Holder participating in a registration pursuant to this Agreement, such Holder’s directors and officers, members or general and limited partners (and the directors, officers and Controlling Persons of any of the foregoing) and each other Controlling Person of such Holder (the “Holder Indemnified Parties”) against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in the applicable Registration Statement (or any amendment thereto), preliminary prospectus or prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each such Holder Indemnified Party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable to any Holder Indemnified Party in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary or final prospectus, or amendment or supplement thereto in reliance upon and in conformity with information with respect to a Holder Indemnified Party furnished to the Company by or on behalf of any Holder in writing specifically for use in such Registration Statement or prospectus or (ii) an untrue statement or omission of a material fact contained in a preliminary prospectus that was corrected in the final prospectus (as then amended or supplemented, if applicable), if a copy of the final prospectus (as then amended or supplemented, if applicable) was not delivered by or on behalf of such Holder to the Person asserting the claim on which such loss, claim, damage, liability or expense is based at or prior to the written confirmation of the sale of Registrable Securities to such Person in any case where such delivery is required by applicable law after the Company has furnished a sufficient numbers of copies of the final prospectus (as amended or supplemented, if applicable) to such Holder on a timely basis. The Company also agrees to indemnify any underwriter of the Registrable Securities so offered and such underwriter’s directors and officers, members or

14

general and limited partners (and the directors, officers and Controlling Persons of any of the foregoing) and each other Controlling Person of such underwriter (the “Underwriter Indemnified Parties”) on substantially the same basis as that of the indemnification by the Company of the Holders pursuant to this Section 10(a).

          (b) Each Holder participating in a registration pursuant to this Agreement severally and not jointly shall indemnify and hold harmless the (i) Company, its directors and officers, members or general and limited partners (and the directors, officers and Controlling Persons of any of the foregoing) and each other Controlling Person of the Company (the “Company Indemnified Parties”) and (ii) the Holder Indemnified Parties with respect to each other participating Holder of Restricted Securities against any losses, claims, damages or liabilities, joint or several, to which such Company Indemnified Parties or Holder Indemnified Parties may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the applicable Registration Statement (or any amendment thereto) or any preliminary prospectus or prospectus (as amended or supplemented, if applicable) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, preliminary or final prospectus, or amendment or supplement thereto, in reliance upon and in conformity with information with respect to a Holder Indemnified Party furnished by or on behalf of such Holder in writing specifically for use therein. Each Holder participating in a registration pursuant to this Agreement also agrees to indemnify the Underwriter Indemnified Parties on substantially the same basis as that of the indemnification by such Holder of the Company provided in this Section 10(b). Each such Holder’s obligations to indemnify pursuant to this Section 10(b) shall be several in the proportion that the net proceeds of the offering received by such Holder bear to the total net proceeds of the offering received by all Holders participating therein and not joint, but in any event not to exceed the net proceeds actually received by such Holder from the sale of Registrable Securities giving rise to such indemnification obligation.

          (c) Any Person entitled to indemnification hereunder (the “Indemnified Party”) shall give prompt written notice to the indemnifying party (the “Indemnifying Party”) after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, that the failure so to notify the Indemnified Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder unless such failure actually prejudices the Indemnifying Party. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to the Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same or (ii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that representation of such Indemnified

15

Party and the Indemnifying Party by the same counsel would present such counsel with a conflict of interest. After notice from the Indemnifying Party to the Indemnified Party of its election to so assume the defense of such action and approval by the Indemnified Party of counsel appointed to defend such action, the Indemnifying Party shall not be liable to the Indemnified Party under this Section 10 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by the Indemnified Party in connection with the defense thereof, unless the Indemnified Party shall have employed separate counsel in accordance with the immediately preceding sentence. It is understood, however, that the Indemnifying Party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate by substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, which counsel shall be designated by Holders who sold a majority in interest of the Registrable Securities sold by all such Holders in the case of indemnification pursuant to paragraph (a) of this Section 10 or the Company in the case of indemnification pursuant to paragraph (b) of this Section 10, representing all such Indemnified Parties who are parties to such action or action. All fees and expenses for which the Indemnifying Party is obligated to reimburse an Indemnified Party hereunder shall be reimbursed as they are incurred. No Indemnifying Party shall be liable for any settlement entered into without its prior written consent (which consent shall not be unreasonably withheld) unless such settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

          (d) If the indemnification provided for in this Section 10 from an Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of such Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnified Party in connection with any investigation or proceeding. If the allocation provided in this Section 10(d) is not permitted by applicable law, the parties shall contribute based upon the relevant benefits received by the Company from the initial offering of the Registrable Securities on the one hand and the net proceeds received by the Holders from the sale of the Registrable Securities on the other. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 10(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Each such Holder’s obligations to contribute pursuant to this Section 10(d) shall be several in the proportion that the net proceeds of the offering received by such Holder bear to the total net proceeds of the offering received by all Holders participating therein and not joint, but in any

16

event not to exceed the amount by which the net proceeds actually received by such Holder from the sale of Registrable Securities covered by such Registration Statement exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (e) Indemnification and contribution similar to that specified in the preceding paragraphs of this Section 10 (with appropriate modifications) shall be given by the Company and the Holders with respect to any required registration or other qualification of securities under any state law or regulation or governmental authority.

          (f) The agreements contained in this Section 10 shall survive the transfer of the Registered Securities by any Holder and sale of all the Registrable Securities pursuant to any Registration Statement and shall remain in full force and effect, regardless of any investigation made by or on behalf of any Holder, any underwriter or any controlling person of the foregoing or by or on behalf of the Company, any director or officer thereof, any underwriter or any controlling person of the foregoing.

     11. Certain Additional Limitations on Registration Rights; Lockup; Transfer Restrictions.

          (a) Notwithstanding the other provisions of this Agreement, the Company shall not be obligated to register the Registrable Securities of any Holder (i) if such Holder or any underwriter of such Registrable Securities shall fail to furnish to the Company necessary information regarding such Person and pertinent to the disclosure requirements in respect of the distribution of such Registrable Securities or (ii) if such registration involves an underwritten offering, such Registrable Securities are not included in such underwritten offering on the same terms and conditions as shall be applicable to the other securities being sold through underwriters in the registration or such Holder fails to enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwritten offering as required hereby.

          (b) If (i) the Company shall file a registration statement with respect to an underwritten public offering of Common Stock or similar securities or securities convertible into, or exchangeable or exercisable for, such securities and (ii) the managing underwriter or underwriters advise the Company in writing (in which case the Company shall notify the Holders) that a public sale or distribution of Registrable Securities would materially adversely affect such offering, then each Holder who has had the opportunity under Section 4 hereof to have such Holder’s Registrable Securities registered by the Company to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Holder and that the underwriters have not limited the number of such Holder’s Registrable Securities to be included in the Piggyback Registration as contemplated by Section 4(c) shall, to the extent not inconsistent with applicable law, refrain from effecting any public sale or distribution of Registrable Securities during the 10 days prior to the effective date of such registration statement and until the earliest of (A) the abandonment of such offering, (B) 90 days from the effective date of such registration statement, (C) the date of release or termination agreed with the managing underwriter or underwriters and (D) the date of

17

release or termination of any similar “lockup” with respect to such offering for any other selling stockholders, officers or directors of the Company.

          (c) Each Holder agrees that it will not sell, assign, transfer or otherwise dispose in private transactions subject to applicable exemptions from the registration requirements of the Securities Act or in registered block trades Registrable Securities representing more than five percent (5%) of the outstanding shares of Common Stock of the Company to any Person who has filed or, to the knowledge of the Holder, would be required to file after the consummation of the transfer, either: (A) a Schedule 13D, or an amendment thereto, under the Exchange Act or (B) a Schedule 13G, or an amendment thereto, under the Exchange Act that discloses Beneficial Ownership of 10% or more of the then-outstanding Shares, without the prior written consent of the Company. The provisions of this Section 11(c) shall in no way limit any transfer of Registrable Securities by any Holder in a public offering.

     12. No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent in any material respect with the rights granted to the Holders in this Agreement.

     13. Miscellaneous.

          (a) Removal of Legends. Any legends with respect to any certificate representing Registrable Securities identifying such Registrable Securities as restricted securities within the meaning of Rule 144 promulgated under the Securities Act will be promptly removed by the Company by the delivery of (i) substitute certificates without such legend in the event of a transfer by any Holder permitted by this Agreement and made in accordance with an exemption from registration under the Securities Act or pursuant to an effective registration statement and (ii) if requested by the Company, an opinion of legal counsel for such Holder stating that in such counsel’s opinion, such Registrable Securities may, in accordance with Rule 144 under the Securities Act, be transferred by such Holder without registration under the Securities Act.

          (b) Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties hereto shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

          (c) Amendments; Waiver. (i) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company and a majority in interest of the Holders or, in the case of a waiver, by the party or parties against whom the waiver is to be effective; provided, however, that waiver by the Holders shall require the consent of a majority in interest of the Holders.

          (ii) No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder.

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          (d) Notices. All notices, consents, requests, instructions, approvals and other communications provided for herein shall be deemed validly given, made or served if in writing and delivered personally or sent by certified mail, postage prepaid, or by overnight courier, or by telex, facsimile or telegraph, charges prepaid:

               (i) if to any Holder other than a P Holder, to its last known address appearing on the books of the Company maintained for such purpose and if to any P Holder, to:

Permira Advisors Limited 20 Southampton Street London WC2E 7QH United Kingdom Attention: Ian Sellars Facsimile: +44 (20) 7497-2174

with copies to:

Simpson Thacher & Bartlett LLP 1999 Avenue of the Stars 29th Floor Los Angeles, CA 90067 Attention: Daniel Clivner Facsimile: (310) 407-7502

(ii) if to the Company, addressed to:

Avnet, Inc. 2211 South 47th Street Phoenix, Arizona 85034 Attention: Raymond Sadowski Facsimile: (480) 643-7929

with copies to:

Gibson, Dunn & Crutcher LLP 200 Park Avenue New York, New York 10166 Attention: Barbara L. Becker Facsimile: (212) 351-4035

or such other address as shall be furnished in writing by any party to the others.

          (e) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal, substantive laws of the State of New York, without giving effect to the conflict of laws rules thereof that would apply the law of another state.

          (f) Jurisdiction; Agents for Service. Legal proceedings commenced by the Company or the Shareholders arising out of any of the transactions or obligations contemplated

19

by this Agreement shall be brought exclusively in the federal courts, or in the absence of federal jurisdiction in state courts, in either case in the State of New York. The Company and the Shareholders irrevocably and unconditionally submit to the jurisdiction of such courts and agree to take any and all future action necessary to submit to the jurisdiction of such courts. The Company and the Shareholders irrevocably waive any objection that they now have or hereafter may have to the laying of venue of any suit, action or proceeding brought in any such court and further irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment against the Company or the Shareholders in any such suit shall be conclusive and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy of which shall be conclusive evidence of the fact and the amount of any indebtedness or liability of the Company or the Shareholders therein described, or by appropriate proceedings under any applicable treaty or otherwise.

     (g) Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. The registration rights of any Holder with respect to any Registrable Securities shall be transferred to any Person who is the transferee of such Registrable Securities, provided the transferee agrees in writing for the benefit of the Company to be bound by all the provisions contained herein. The Holders that are not Shareholders shall be third party beneficiaries to this Agreement.

     (h) Severability. In the event any provision, or portion thereof, of this Agreement is held by a court having proper jurisdiction to be unenforceable in any jurisdiction, then such portion or provision shall be deemed to be severable as to such jurisdiction (but, to the extent permitted by law, not elsewhere) and shall not affect the remainder of this Agreement, which shall continue in full force and effect. If any provision of this Agreement is held to be so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is necessary for it to be enforceable.

     (i) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties.

     (j) Entire Agreement. This Agreement represents the entire agreement between the parties and supersedes and cancels any prior oral or written agreement, letter of intent or understanding related to the subject matter hereof.

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     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.

AVNET, INC.

By:	/s/ Raymond Sadowski

	Name:	Raymond Sadowski
	Title:	Senior Vice President and Chief
Financial Officer

[Signature page to Registration Rights Agreement]

Arthur Chan
Chris Norman
Edward Krawitt
Karen Worley
Koh Beng Cheng
Mike Kuenzle
Octavius Lim
Robert Ranieri
Roy Stevenson
Sam Mizuno
Wendell Boyd
William Walker
Mourant & Co Trustees Limited MEBT

By:	AVNET, INC.

By:	/s/ Raymond Sadowski

Name: Raymond Sadowski
Title: Senior Vice President and Chief
Financial Officer
As Attorney-in-fact acting on behalf of
each Person named above.

[Signature page to Registration Rights Agreement]

PERMIRA EUROPE II NOMINEES LIMITED

Signed by:	/s/ Laurence McNairn

for and on behalf of
Permira Europe II Nominees Limited

PERMIRA UK VENTURE IV NOMINEES LIMITED
Signed on behalf of Permira UK Venture IV Nominees Limited:

/s/ Adrian Norman, Director

Signed by:	/s/ Scott McCaville, Director

(A) as nominee for Barings (Guernsey) Limited as (i) Trustee of Schroder UK Venture Fund IV Trust, and (ii) Custodian of Schroder UK Venture Fund IV LP1 and Schroder UK Venture Fund IV LP2, and

(B) as nominee for Schroder Venture Managers (Guernsey) Limited as manager of the Schroder UK Venture Fund IV Co-investment Scheme

[Signature page to Registration Rights Agreement]

SCHRODER VENTURES US FUND LP1

By:	/s/ Gary Carr

Name: Gary Carr
Title: Director and Vice President
For and on behalf of Schroder Venture Managers Inc. as General Partner of Schroder Ventures US Fund LP1

By:	/s/ Douglas Mello

Name: Douglas Mello
Title: Secretary
For and on behalf of Schroder Venture Managers Inc. as General Partner of Schroder Ventures US Fund LP1

SCHRODER VENTURES US FUND LP2

By:	/s/ Gary Carr

Name: Gary Carr
Title: Director and Vice President
For and on behalf of Schroder Venture Managers Inc. as General Partner of Schroder Ventures US Fund LP2

By:	/s/ Douglas Mello

Name: Douglas Mello
Title: Secretary
For and on behalf of Schroder Venture Managers Inc. as General Partner of Schroder Ventures US Fund LP2

[Signature page to Registration Rights Agreement]

DB VALUE GmbH

By:	/s/ G. Faßbender

Name: Gerald Faßbender
Title: Director

By:	/s/ Herbert Schäeffner

Name: Dr. Schäeffner
Title: Managing Director

[Signature page to Registration Rights Agreement]

/s/ D.M. Ashworth

DAVID ASHWORTH

[Signature page to Registration Rights Agreement]

/s/ Doug Lindroth

DOUG LINDROTH

[Signature page to Registration Rights Agreement]

/s/ R.L. Skipworth

RICHARD SKIPWORTH

[Signature page to Registration Rights Agreement]

CHRISTOPHER TEFT SKIPWORTH TRUST

By:	/s/ R.L. Skipworth

Name: Richard Skipworth

By:	/s/ C.R. Stevens

Name: Colin Stevens

[Signature page to Registration Rights Agreement]

NICHOLAS SKIPWORTH TRUST

By:	/s/ R.L. Skipworth

Name: Richard Skipworth

By:	/s/ C.R. Stevens

Name: Colin Stevens

[Signature page to Registration Rights Agreement]

STEPHEN SKIPWORTH TRUST

By:	/s/ R.L. Skipworth

Name: Richard Skipworth

By:	/s/ C.R. Stevens

Name: Colin Stevens

[Signature page to Registration Rights Agreement]

/s/ C.R. Stevens

COLIN STEVENS

[Signature page to Registration Rights Agreement]

ANNA JANE STEVENS TRUST

By:	/s/ R.L. Skipworth

Name: Richard Skipworth

By:	/s/ C.R. Stevens

Name: Colin Stevens

[Signature page to Registration Rights Agreement]

JAMES EDWARDS STEVENS TRUST

By:	/s/ R.L. Skipworth

Name: Richard Skipworth

By:	/s/ C.R. Stevens

Name: Colin Stevens

[Signature page to Registration Rights Agreement]

JOHN ALEXANDER STEVENS TRUST

By:	/s/ R.L. Skipworth

RICHARD SKIPWORTH

By:	/s/ C.R. Stevens

COLIN STEVENS

[Signature page to Registration Rights Agreement]

ROBERT WILLIAMS STEVENS TRUST

By:	/s/ R.L. Skipworth

RICHARD SKIPWORTH

By:	/s/ C.R. Stevens

COLIN STEVENS

[Signature page to Registration Rights Agreement]

/s/ William O’Neill

WILLIAM O’NEILL

[Signature page to Registration Rights Agreement]

/s/ [illegible]

CHRIS PAGE

[Signature page to Registration Rights Agreement]

/s/ Crawford Beveridge

CRAWFORD BEVERIDGE

[Signature page to Registration Rights Agreement]

/s/ D. Robino

DAVID ROBINO

[Signature page to Registration Rights Agreement]

/s/ Gerry Fay

GERRY FAY (AS “TRUSTEE OF THE FAY FAMILY TRUST”)

[Signature page to Registration Rights Agreement]

/s/ [illegible]

GREG PROVENZANO AS TRUSTEE OF THE PROVENZANO FAMILY TRUST

/s/ [illegible]

GREG PROVENZANO AS TRUSTEE OF THE RACHEL PROVENZANO EDUCATIONAL TRUST

/s/ [illegible]

GREG PROVENZANO AS TRUSTEE OF THE LAUREN PROVENZANO EDUCATIONAL TRUST

[Signature page to Registration Rights Agreement]

/s/ Scott Mercer

SCOTT MERCER

[Signature page to Registration Rights Agreement]

/s/ Yee Yang Chiah

YEE YANG CHIAH

[Signature page to Registration Rights Agreement]

SV (NOMINEES) LIMITED

Signed by:	/s/ Laurence McNairn

for and on behalf of SV (Nominees) Limited as nominee for Schroder Ventures Investments Limited

[Signature page to Registration Rights Agreement]